Exhibit 99.2

December 21, 2015 CF/OCI Combination Update NYSE: CF

Forward-Looking Statements All statements in this communication by CF Industries Holdings, Inc. (together with its subsidiaries, the "Company"), other than those relating to historical facts, are forward-looking statements. Forward-looking statements can generally be identified by their use of terms such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "predict" "project" and similar terms and phrases, including references to assumptions. Forward-looking statements are not guarantees of future performance and are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from such statements. These statements may include, but are not limited to, statements about the benefits, expected timing of closing and other aspects of the proposed acquisition (the "OCI Transaction") by the Company from OCI N.V. ("OCI") of OCI's European, North American and global distribution businesses (the "ENA Business") and the proposed strategic venture (the "CHS Strategic Venture") with CHS Inc. ("CHS"); statements about future strategic plans; and statements about future financial and operating results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among others, risks and uncertainties arising from the possibility that the CHS Strategic Venture as contemplated may be delayed or may not take effect at all; difficulties associated with the operation or management of the CHS Strategic Venture; risks and uncertainties relating to the market prices of the fertilizer products that are the subject of the supply agreement over the life of the supply agreement and risks that disruptions from the CHS Strategic Venture as contemplated will harm the Company's other business relationships; the volatility of natural gas prices in North America and Europe; the cyclical nature of the Company's business and the agricultural sector; the global commodity nature of the Company's fertilizer products, the impact of global supply and demand on the Company's selling prices, and the intense global competition from other fertilizer producers; conditions in the U.S. and European agricultural industry; difficulties in securing the supply and delivery of raw materials, increases in their costs or delays or interruptions in their delivery; reliance on third party providers of transportation services and equipment; the significant risks and hazards involved in producing and handling the Company's products against which the Company may not be fully insured; risks associated with cyber security; weather conditions; the Company's ability to complete its production capacity expansion projects on schedule as planned, on budget or at all; risks associated with expansions of the Company's business, including unanticipated adverse consequences and the significant resources that could be required; potential liabilities and expenditures related to environmental, health and safety laws and regulations and permitting requirements; future regulatory restrictions and requirements related to greenhouse gas emissions; the seasonality of the fertilizer business; the impact of changing market conditions on the Company's forward sales programs; risks involving derivatives and the effectiveness of the Company's risk measurement and hedging activities; the Company's reliance on a limited number of key facilities; risks associated with the Company's Point Lisas Nitrogen Limited joint venture; acts of terrorism and regulations to combat terrorism; risks associated with international operations; losses on the Company's investments in securities; deterioration of global market and economic conditions; and the Company's ability to manage its indebtedness. Other important factors, relating to the OCI Transaction, that could cause actual results to differ materially from those in the forward-looking statements include, among others: the risk that the OCI Transaction is not accorded the tax and accounting treatment anticipated by the Company; the effect of future regulatory or legislative actions on the new holding company ("New CF"), the Company and the ENA Business; risks and uncertainties relating to the ability to obtain the requisite approvals of stockholders of the Company and OCI with respect to the OCI Transaction; the risk that governmental or regulatory actions delay the OCI Transaction or result in the imposition of conditions that could reduce the anticipated benefits from the OCI Transaction or cause the parties to abandon the OCI Transaction; the risk that a condition to closing of the OCI Transaction may not be satisfied; the length of time necessary to consummate the OCI Transaction; the risk that the Company and the ENA Business are subject to business uncertainties and contractual restrictions while the OCI Transaction is pending (including the risk that the Company is limited from engaging in alternative transactions and could be required in certain circumstances to pay a termination fee); the risk that the OCI Transaction or the prospect of the OCI Transaction disrupts or makes it more difficult to maintain existing relationships or impedes establishment of new relationships with customers, employees or suppliers; diversion of management time on transaction-related issues; the risk that New CF, the Company and the ENA Business are unable to retain and hire key personnel; the risk that closing conditions related to the Natgasoline joint venture may not be satisfied; the risk that the Company, New CF and the ENA Business will incur costs related to the OCI Transaction that exceed expectations; the risk that the businesses of the Company and the ENA Business will not be integrated successfully; the risk that the cost savings and any other synergies from the OCI Transaction may not be fully realized or may take longer to realize than expected; the risk that access to financing, including for refinancing of indebtedness of the ENA Business or the Company, may not be available on a timely basis and on reasonable terms; unanticipated costs or liabilities associated with the OCI Transaction-related financing; the risk that the credit ratings of New CF and the Company, including such ratings taking into account the OCI Transaction and related financing, may differ from the Company's expectations; risks associated with New CF's management of new operations and geographic markets; and the risk that the ENA Business is unable to complete its current production capacity development and improvement projects on schedule as planned, on budget or at all. More detailed information about factors that may affect the Company's performance and could cause actual results to differ materially from those in any forward-looking statements may be found in CF Industries Holdings, Inc.'s filings with the Securities and Exchange Commission (the "SEC"), including CF Industries Holdings, Inc.'s most recent periodic report filed on Form 10-Q, which is available in the Investor Relations section of the Company's web site. Forward-looking statements are given only as of the date of this communication and the Company disclaims any obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

No Offer or Solicitation This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Additional Information The new holding company ("New CF") for the combination of CF Industries Holdings, Inc. ("CF Industries") and the European, North American and global distribution businesses of OCI N.V. ("OCI") will file with the SEC an amended registration statement on Form S-4 (SEC File No. 333-207847) that will include a preliminary proxy statement of CF Industries and a preliminary shareholders circular of OCI, each of which will also constitute a preliminary prospectus of New CF. The registration statement has not been declared effective by the SEC. The definitive proxy statement/prospectus will be delivered to CF Industries shareholders and the definitive shareholders circular/prospectus will be delivered to OCI shareholders as required by applicable law after the registration statement becomes effective. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDERS CIRCULAR/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed with the SEC by New CF and CF Industries through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the proxy statement/prospectus, the shareholders circular and other documents filed by CF Industries and New CF with the SEC by contacting CF Industries Investor Relations at: CF Industries Holdings, Inc., c/o Corporate Communications, 4 Parkway North, Suite 400, Deerfield, Illinois, 60015 or by calling (847) 405-2542. Participants in the Solicitation CF Industries and New CF and their respective directors and executive officers and OCI and its executive directors and non-executive directors may be deemed to be participants in the solicitation of proxies from the stockholders of CF Industries in connection with the proposed transaction. Information regarding the directors and executive officers of CF Industries is contained in CF Industries' proxy statement for its 2015 annual meeting of stockholders, filed with the SEC on April 2, 2015, and CF Industries' Current Report on Form 8-K filed with the SEC on June 25, 2015. Information about the executive directors and non-executive directors of OCI is contained in OCI's annual report for the year ended December 31, 2014, available on OCI's web site at www.oci.nl. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of CF Industries in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the preliminary proxy statement/prospectus included in the registration statement on Form S-4 filed by Darwin Holdings Limited on November 6, 2015 (SEC File No. 333-207847). 3

Updated CF/OCI Combination Agreement 4 CF to combine with OCI’s European, North American and Global Distribution businesses; the new holding company will be organized and tax resident in the Netherlands Operational and structural synergies remain essentially unchanged despite a change in jurisdiction of organization and tax residence Timeline to close is estimated at Q2 – Q3, 2016 Unparalleled growth pipeline: ~60% increase in production capacity over the next 9 months Stock consideration and structure allows both sets of shareholders to participate ratably in combination benefits

Strong strategic logic continues to underpin OCI combination 5 Leverage organizational capabilities with growth and geographic expansion in core nitrogen business and, extension into closely related methanol segment Leverage extensive CF distribution network with Wever production volumes, creating logistical efficiencies and operational synergies Maximize cash-net-back of CF production footprint by enabling the company to efficiently serve the global market Lowers cost and improves margins by coordinating product mix and logistics between the UK and Geleen operations Enable CF to compete on equal footing with global competitors when assets/projects become available for sale Attractive economics, cash-flow-per-share and cash-flow-per-ton accretion expected as a result of the combination

6 Unparalleled Growth Pipeline Note: Capacity for Beaumont is included on a proportional basis. Excludes Natgasoline capacity. Includes 100% of CF Fertilizers UK capacity and 50% of PLNL. Volume calculation includes Net Ammonia, UAN, Urea, CAN/AN, NPK, DEF, Melamine and Methanol. Expected Completion Date Q1 2016 Q2 2016 Q3 2016 ~60% increase in CF's production capacity over the next 9 months ~60% Growth (measured in millions of product tons) CAN / NPK: 8% 15.2 3.6 2.3 1.7 1.4 24.2 CF Industries Current Capacity Included OCI Businesses Current Capacity Donaldsonville Wever Port Neal Pro-Forma Including Expansion Projects Melamine: 1% Methanol: 3% AN : 9 % UAN: 37% Net Ammonia: 19% Urea: 23%

CF is growing product tons AND cash flow per ton


ILLUSTRATIVE
Net cash generation
Cash Flow Generation per ton
Increased cash conversion efficiency through operational & structural synergies
CF after OCI Closing and Capacity Expansions 3
CF before OCI Closing and Capacity Expansions 2
Increased volume from OCI and expansion projects, net of CHS agreement
6.4
9.9
Production
(Nitrogen Nutrient Equivalent Short Tons, millions) 1

1. Actual 2014 production adjusted for planned run-rate effects of initiatives. Excludes production relating to non-controlling interests.
2. Includes 100% of CF Fertilisers UK, and effects of CHS transaction.
3. Additional effects of OCI transaction at closing, Donaldsonville, Port Neal and Wever expansion projects.

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CF Industries

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